UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2006

Nature Vision, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-7475	41-0831186
(Commission File Number)	(IRS Employer Identification No.)

213 NW 4th Street

Brainerd, Minnesota 56401

(Address of Principal Executive Offices and Zip Code)

(218) 825-0733

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On December 27, 2006, Thomas F. Leahy resigned from his position as a member of the Board of Directors of Nature Vision, Inc. (the “Company”).

(d)          The Company appointed Philip M. McLaughlin as a replacement for Mr. Leahy to serve as a member of the Board of Directors of the Company, effective December 27, 2006, until the 2009 annual meeting of shareholders and a successor is elected.

The Company intends that Mr. McLaughlin will replace Mr. Leahy’s to serve on the audit committee of the Board. There were no arrangements or understandings with Mr. McLaughlin regarding his appointment to the Company’s Board of Directors.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Nature Vision, Inc. Press Release dated January 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE VISION, INC.
Date: January 4, 2007
/s/ Jeffrey P. Zernov
Jeffrey P. Zernov President and Chief Executive Officer